Exhibit 99.11




Mortgage Guaranty Insurance Corporation                                     MGIC
                                                               [GRAPHIC OMITTED]
Steven M. Thompson
Vice President, Risk Management

February 27, 2006


Leon Daniels                                                  Ms. Diane Pickett
Senior Vice President- Transaction                      The Bank of New York as
Management                                                     Trustee of CWABS
Secondary Marketing                                   Asset-Backed Certificates
Countrywide Home Loans, Inc.                                       Trust 2006-3
4500 Park Granada                                             101 Barclay St 8W
Calabasas, California  91302                         New York, New York  10286

Mr. Ernest Ulate
The Bank of New York Trust Company, N.A.
As Co-Trustee of CWABS Asset-Backed
Certificates Trust 2006-3
5730 Katella Avenue
Cypress, California  90630

RE: Terms for MGIC Mortgage Insurance Coverage ("Coverage") on Approximately $49 Million in Principal Balance of Loans (the "Insurable Loans") to be included in the CWABS Asset-Backed Certificates Trust 2006-3 (the "Trust")

Dear Mr. Daniels, Mr. Ulate, and Ms. Pickett:

Mortgage Guaranty Insurance Corporation ("MGIC") has reviewed the information provided by Countrywide Home Loans, Inc. ("Countrywide") concerning the Insurable Loans and is providing pricing and terms to issue lender-paid first lien Coverage under the Master Policy (as defined below) on the loans contained within the portfolio. This proposal is subject to due diligence findings and the following terms and conditions:

1. Portfolio Size. MGIC has identified the following Insurable Loans from the Final File (as defined below) submitted by Countrywide:

                    Insurable Loans
                 (Original LTV(1)>95)          $   Volume
                 --------------------          ----------
                         348                 $48,830,232.60

         The actual size of the final portfolio of Insurable Loans may be slightly



-------------
(1) For purposes of this letter, an Insurable Loan's "Original LTV" means the ratio, expressed as a percentage, of the initial principal balance of the Insurable Loan at origination to the Value of the related property at origination.


MGIC Plaza, P.O. Box 488, Milwaukee, Wisconsin 53201-0488, (414) 347-6893 WATS (800) 558-9900, FAX (414) 347-6854


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                                                                           MGIC
Mortgage Guaranty Insurance Corporation                       [GRAPHIC OMITTED]


     different based on loan removals, additions and substitutions due to prepayments, delinquencies, and/or additional screening of loan eligibility.

2. Loan Coverage. Lender-paid Coverage will be issued by MGIC on each Insurable Loan that meets the applicable Eligibility Criteria (as set forth in Section 9 below). The Coverage percent for an Insurable Loan is calculated as the Original LTV minus sixty percent (60%) divided by the Original LTV ratio, with the result rounded to the next highest whole number. Example:

     Original LTV = 95.49 (expressed as a percentage)
     Original LTV = .9549 (expressed as a ratio)
     Coverage percentage = (95.49 - 60)/.9549) = 37.166 = 38

3. Premium. The Bank of New York Trust Company, N.A., solely in its capacity as co-Trustee (the "Insured"), shall pay or cause to be paid in arrears a nonrefundable monthly premium for the Coverage. Such premium shall be calculated at an annualized premium rate of 355 basis points applied to the unpaid principal balance of each Insured Loan determined as of the beginning of the prior calendar month. For purposes of this letter, "Insured Loan" means an Insurable Loan as to which Coverage under the Master Policy (as defined below) is issued by MGIC.

     For the initial premium payment, the premium rate shall be applied to the scheduled principal balance of each Insured Loan as of the effective date of Coverage. For any renewal payment, the premium rate shall be applied to the scheduled balance as of the 1st day or the 15th day (one or the other as specified by Countrywide for the full term of the Master Policy) of the prior calendar month. In no event will The Bank of New York Trust Company, N.A. as Insured be required to pay any premium out of its own funds. However, if the premium is not paid as required by the Master Policy, MGIC will be entitled to terminate Coverage as provided in the Master Policy.

     The Bank of New York Trust Company, N.A. as co-Trustee shall provide or cause the Trustee to provide to MGIC on a monthly basis via computer file (in a mutually acceptable format), the unpaid principal balance, MGIC certificate number, lender loan number, and premium due for each Insured Loan.

     The premium rate quoted in this paragraph does not include premium taxes that are required to be paid by the Insured out of the Trust in the States of Kentucky and West Virginia. The tax rates generally range from 1.0% - 17% of the premium paid, and such rates shall be provided with respect to any Insured Loans on a loan-level basis to the Insured or its designee by MGIC and such amount shall be added to the payment of the premium paid to MGIC who will cause such taxes to be paid. The Final File for the initial funding includes Insurable Loans in the


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                                                                           MGIC
Mortgage Guaranty Insurance Corporation                       [GRAPHIC OMITTED]

     States of Kentucky and West Virginia.

     With respect to all Insured Loans, Countrywide represents and warrants that (a) the borrower will not be charged a separate or identified amount as payment or reimbursement for premiums for Coverage and that such premiums will be paid from funds of the Insured or persons other than the borrower, and (b) that the Coverage will either not be subject to the Homeowners Protection Act of 1998 or will be "lender paid mortgage insurance" thereunder. In addition, with respect to any Insured Loan secured by a property in New York State for which, at the effective date of Coverage or at any time while the Master Policy is in effect for such Insured Loan, the ratio of the unpaid principal balance of such Insured Loan to the Value of the related property at origination is less than 75%, Countrywide represents and warrants that all premiums for Coverage will not be paid by the borrower, directly or indirectly, including, for example, by a higher interest rate or other charges. It is acknowledged that these representations and warranties are relied upon by MGIC in insuring such Insured Loans because they relate to the maintenance of Coverage of such Insured Loans under the Master Policy.

4. Effective Date of Coverage. Coverage for all Insured Loans shall take effect as of February 1, 2006. The initial monthly premium shall be due on March 27, 2006 and monthly renewal premiums shall be due thereafter on the 25th day (or if that day is not a business day, the next business day) of each month while the Coverage is in effect.

     Renewal payments are paid in arrears representing payment for coverage in the prior calendar month. For any loan that prepays in full between the 2nd calendar day and the last calendar day of a calendar month, a full month's premium will be due for that month representing the final premium due on such loan. If a loan is prepaid in full on the 1st day of a calendar month, no premium payments will be due for that month.

5. Named Insured. The Bank of New York Trust Company, N.A. as co-Trustee of the Trust at the address above shall be the named Insured under the Master Policy and all Certificates thereunder for all Insured Loans.

6. Bulk Certificate. MGIC will provide to the Insured one bulk insurance Certificate for all of the Insured Loans, together with a summary of the coverage information on a loan-by-loan basis in an electronic format and thereafter a certificate number for each Insured Loan. MGIC will not be obligated to issue individual Certificates for each Insured Loan.

7. Restrictions on Cancellation and Assignment. The premium rates for the Insured Loans were calculated based upon a review of information pertaining to the Insurable Loans as described in Section 1 above. Countrywide and the Insured acknowledge that the terms of the Master Policy (as defined below), including the



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                                                                           MGIC
Mortgage Guaranty Insurance Corporation                       [GRAPHIC OMITTED]


     restrictions on cancellation and assignment, were relied upon by MGIC in establishing such premium rates. Countrywide and the Insured also agree that the Coverage to be issued under the Master Policy is non-assignable except as provided for in the Master Policy.

     Notwithstanding the foregoing, the Insured may simultaneously cancel coverage of all, but not less than all, Insured Loans under the Master Policy (which must include all Insured Loans then in Default and, as a result, any existing or future Defaults on any of the Insured Loans will not be covered under the Policy) if (a) the insurer financial strength rating of MGIC from Standard & Poor's Rating Services is downgraded below "AA-" or the insurance financial strength rating of MGIC from Moody's Investors Service is downgraded below "Aa3", but only while the MGIC financial strength rating is either below AA- from Standard & Poor's or Aa3 from Moody's, or (b) MGIC shall fail to provide to Countrywide any information required to be provided pursuant to Section 4 or 5 of the Indemnification and Disclosure Agreement, dated February 27, 2006, between Countrywide and MGIC, within the time period required by Section 4 or 5, as the case may be.

8. Cancellation of Policy and Coverage of Insured Loans Upon Termination of Trust. As provided in Section 2.9 of the Master Policy, in the event of a Redemption, or the Trust is terminated for any other reason, or there are no longer any Insured Loans that are security for, or represented by, the Trust, the Master Policy and the Coverage of all Insured Loans under the Master Policy shall automatically be terminated effective upon such event, without further action being required by either the Insured or MGIC. Any Default on any Insured Loan existing at the time of such termination (other than Defaults for which a Claim had been filed prior to the date of such termination) and any future Default on an Insured Loan will not be covered under the Master Policy, nor will any refund of premium be paid. Notwithstanding the foregoing, Coverage of all Insured Loans shall not automatically terminate in the event of a Redemption, if a change of Insured for all, but not less than all, of the Loans then insured under this Policy, is requested by the Insured and approved by MGIC within thirty days after the effective date of the Redemption.

9. Loan Eligibility Criteria. Under the terms of the Master Policy, "Eligibility Criteria" may be established on the Insured Loans by MGIC upon notice to the Insured. This letter will serve as such notice for purposes of the Master Policy and will apply to all Insured Loans. All Insured Loans must meet the following Eligibility Criteria as of the effective date of Coverage or as of such other date as otherwise noted below:

     a) CLTVs (Combined LTVs). With respect to any Insured Loan, The CLTV (as defined below) may not exceed the Original LTV, except for loans for which the CLTV is specifically disclosed to exceed the Original LTV on the Final File. The CLTV may not exceed 100% in any case.


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                                                                           MGIC
Mortgage Guaranty Insurance Corporation                       [GRAPHIC OMITTED]


          The combined loan-to-value ratio ("CLTV") is defined as the ratio, expressed as a percentage, of the sum, as of the Insured Loan closing, of (1) the loan amount of the Insured Loan and (2) the outstanding principal balance of any other loan or loans secured by the property which are either (a) subordinated to the lien of the Insured Loan or (b) a second lien loan, divided by the Value of the property.

     b) Debt Ratios. Insured Loans may not have a "Total Debt Ratio" greater than 55%. As used herein, the term "Total Debt Ratio" shall have the meaning ascribed to such term in the MGIC publication entitled "MGIC's Underwriting Guide" [#71-40600 (1/98)].

     c)   Bankruptcies and Foreclosures.

          Foreclosures - No borrower on any Insured Loan may have been the subject of a foreclosure proceeding within the 24 months prior to the closing of the Insured Loan.

          Bankruptcies - No borrower on any Insured Loan may have been a debtor who was the subject of a bankruptcy proceeding during the 24 months prior to the closing of the Insured Loan.

     d) Section 32 (HOEPA) loans. No Insured Loan can be a loan which would be required to comply with Section 226.32 of the federal truth-in-lending regulations (commonly referred to as a "HOEPA loan").

     e) Compliance with Applicable Laws. For an Insured Loan, the originator, any lender or subsequent owner, any servicer, and any other Persons involved in the underwriting, processing, originating, or servicing of such Insured Loan, must have complied in all material respects with all applicable federal, state or other laws and regulations, including but not limited to any laws relating to fair lending or predatory lending practices, and such Insured Loan must comply with all of such laws and regulations.

     f) Delinquencies. For an Insured Loan, the Borrower must have made from the Borrower's Own Funds (a) the first regular periodic payment and
          (b) all subsequent regular periodic payments with a scheduled due date earlier than the second day of the month immediately preceding the Certificate Effective Date. In addition, no payment on any Insured Loan may have been thirty days or more delinquent on any occasion in the 12 months prior to the effective date of Coverage.

     g)   Single Property. Insured Loans may be secured by only one property.



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                                                                           MGIC
Mortgage Guaranty Insurance Corporation                       [GRAPHIC OMITTED]


     h) Loan Instrument Type. Insured Loans must be positively amortizing loans or interest-only loans. Negatively amortizing loans are not eligible.

     i) Multiple Loans to Same Borrower. The portfolio of Insured Loans covered by the Master Policy cannot include more than two Insured Loans for any borrower (irrespective of other borrowers on either Insured Loan).

     j) Manufactured Homes. Insured Loans cannot be secured by manufactured homes.

     k) Property Type and Units. Insured Loans must be secured by 1-4 family residential properties located in the United States. Eligible property types include single-family detached and attached (including condominiums, PUDs that meet Fannie Mae or Freddie Mac requirements, and cooperative housing).

     l) Properties with Physical Damage. No Insured Loan may be secured by a property which sustained Physical Damage at any time prior to the Certificate Issuance Date reflected on the face of the Certificate and for which the aggregate cost to repair all such Physical Damage to the property and restore such property to its condition at closing of such Insured Loan exceeds Five Thousand Dollars ($5,000.00) and for which such repair and restoration has not been completed as of the Certificate Issuance Date.

     m) Property Valuation. For an Insured Loan, the Value as represented on the Final File must have been obtained as the result of an appraisal as documented on the Universal Residential Appraisal Report or its equivalent and not as the result of an alternative valuation methodology such as an automated valuation model unless the use of such alternative evaluation methodology is disclosed in the Final File.

10. Master Policy and Endorsements. All Coverage issued hereunder shall be subject to the terms and conditions of Mortgage Guaranty Master Policy for Multiple Loan Transactions [MGIC form #71-70275 (2/06) with #71-70276 (2/05)] (the "Master Policy") attached as Exhibit A.

11. Underwriting. MGIC has been advised that the Insured Loans were made and underwritten by Countrywide Home Loans in accordance with the underwriting requirements in effect at the time of origination of the Insured Loans (the "Underwriting Requirements"). Countrywide represents and warrants to MGIC that each Insured Loan meets (a) the Eligibility Criteria set forth in Section 9 above and (b) in all material respects, the Underwriting Requirements. Countrywide and the Insured acknowledge and agree that MGIC shall be entitled to rely upon the representation and warranty set forth in the preceding sentence.



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                                                                           MGIC
Mortgage Guaranty Insurance Corporation                       [GRAPHIC OMITTED]


12. Final File. Countrywide will deliver to MGIC a final data file for the loan portfolio described in Section 1 (in a form mutually agreed to by the parties) (the "Final File") of Insurable Loans that meet the Eligibility Criteria and the other requirements for Coverage under this letter, a copy of which will be attached to the Certificate for Insured Loans. The Final File will constitute an Application for Coverage under the Master Policy and this letter and any other information provided to MGIC will be considered part of that Application.

13. Servicing of Insured Loans under the Master Policy. Countrywide and the Insured acknowledge that under Section 3.4 of the Master Policy if there is a change of Servicer, Coverage of an Insured Loan continues only if the new Servicer is approved by MGIC, and that under Section 4.6 of the Master Policy a Claim occurring on an Insured Loan when the Servicer for such Insured Loan is not approved by MGIC is excluded from Coverage under the Master Policy.

14. Accuracy of Information on Final File; Representations and Warranties and Covenants. Countrywide acknowledges and agrees that (a) the mortgage loan information for each Insurable Loan contained on the Final File provided to MGIC prior to issuance of Coverage is material to MGIC's decision as to whether to issue such Coverage on such Insurable Loan, and (b) MGIC is relying on such information in issuing such Coverage on such Insurable Loan. Countrywide represents and warrants to MGIC that all mortgage loan information provided to MGIC relevant to MGIC's insurance decision on an Insurable Loan, including but not limited to information contained on the Final File provided by Countrywide prior to issuance of Coverage, is materially true, correct, and accurate.

     Notwithstanding the foregoing, Countrywide does not make a representation and warranty as to the debt to income ratio provided to MGIC with respect to a loan, except that Countrywide's representations and warranties as to the accuracy of information in a loan file in all material respects which would be the basis for the debt to income ratio calculation and compliance with applicable underwriting requirements for debt to income ratios shall nevertheless remain in effect.

     It is understood that information relating to the Insured Loans will be delivered to MGIC by electronic format, and that MGIC will not individually underwrite each Insured Loan. In extending this offer to insure, MGIC is relying on the truth and accuracy of the information relating to the Insured Loans provided by Countrywide. The submission of inaccurate information which is material to the acceptance or pricing of the risk with respect to any Insured Loan, may result in rescission or cancellation of Coverage on the affected Insured Loan, with a refund of all premium paid with respect thereto. MGIC has no obligation to insure loans which do not meet the requirements of this letter.

     For purposes of the Master Policy, all of the representations and warranties and other covenants of Countrywide in this letter will be considered to be made on



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                                                                           MGIC
Mortgage Guaranty Insurance Corporation                       [GRAPHIC OMITTED]


     behalf of the Insured under the Master Policy, and the representations and warranties of the Insured in Section 2.2 of the Master Policy shall be deemed to have been made by Countrywide on behalf of the Insured. However, MGIC's rights and remedies for a breach thereof shall be limited to MGIC's rights and remedies under the Master Policy and no other rights or remedies of MGIC shall be implied or created by this letter.

15. Loans Not Intended for Insurance under the Master Policy. Countrywide and MGIC agree that loans subject to any mortgage guaranty reinsurance agreements between MGIC and Balboa Reinsurance Company (an insurance company affiliated with Countrywide Home Loans, Inc.) should not, and will not, be insured under the Master Policy.

16. Counterparts and Facsimile Signatures. This letter agreement may be executed in separate counterparts, each of which shall be deemed an original but all of which together will constitute but one agreement, and will become effective when each party has executed one or more counterparts and delivered same to the other parties. This letter agreement may also be executed by facsimile signatures, which will be as effective as original signatures. All capitalized terms in this letter, unless defined herein, shall have the respective meanings as set forth in the Master Policy.


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                                                                           MGIC
Mortgage Guaranty Insurance Corporation                       [GRAPHIC OMITTED]


If the foregoing terms and conditions accurately reflect the agreement among MGIC, Countrywide The Bank of New York Trust Company, N.A. as the co-Trustee, and The Bank of New York, as Trustee, please acknowledge this letter as your request for insurance of loans under the terms and conditions of the Master Policy and your acceptance of those terms by signing it in the space provided below and returning this letter to me at your earliest convenience. This pricing offer is available for 30 days subsequent to the date of this letter and the Master Policy must be issued in conjunction with the closing of the security collateralized by the insured loans or at such other time requested by the co-Trustee, but in either case no later than the end of such 30 day period.



Please call me if you have any questions.



Sincerely,




Steven M. Thompson
Vice President
Risk Management



Exhibit A: Mortgage Guaranty Master Policy for Multiple Loan Transactions



Terms for MGIC Standard Agency Mortgage Insurance Coverage on Loans to be included in the CWABS Asset-backed Certificates Trust 2006-3




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                                                                           MGIC
Mortgage Guaranty Insurance Corporation                       [GRAPHIC OMITTED]


The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Countrywide Home Loans, Inc., The Bank of New York, as Trustee, and The Bank of New York Trust Company, N.A. as co-Trustee.

COUNTRYWIDE HOME LOANS, INC.

By:                                                  Dated:
         -------------------------------                    -----------------


Name:
         -------------------------------


Title:
         -------------------------------


THE BANK OF NEW YORK TRUST COMPANY, N.A. AS CO-TRUSTEE FOR THE CWABS ASSET-BACKED CERTIFICATES TRUST 2006-3


By:                                                  Dated:
         -------------------------------                    -----------------


Name:
         -------------------------------


Title:
         -------------------------------



Agreed to and accepted by The Bank of New York as Trustee.

THE BANK OF NEW YORK AS TRUSTEE FOR THE CWABS ASSET-BACKED CERTIFICATES TRUST 2006-3



By:                                                  Dated:
         -------------------------------                    -----------------


Name:
         -------------------------------


Title:
         -------------------------------



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